ClearShares Ultra-Short Maturity ETF
Schedule of Investments
February 28, 2026 (Unaudited)

REPURCHASE AGREEMENTS - 100.0%	Par	Value
Buckler Securities LLC, 3.72%, dated 02/26/2026, matures 03/05/2026, repurchase price $5,003,617 (collateralized by various mortgage-backed securities: total value $5,152,129)	$5,000,000	$5,000,000
Cantor Fitzgerald & Co.
3.92%, dated 02/26/2026, matures 03/05/2026, repurchase price $50,038,111 (collateralized by various U.S. government treasury bonds and mortgage-backed securities: total value $55,021,794)	50,000,000	50,000,000
3.92%, dated 02/26/2026, matures 03/05/2026, repurchase price $50,038,111 (collateralized by various U.S. government treasury bonds and mortgage-backed securities: total value $55,050,348)	50,000,000	50,000,000
Marex Capital Markets Inc., 3.72%, dated 02/27/2026, matures 03/02/2026, repurchase price $15,054,666 (collateralized by various mortgage-backed securities: total value $15,506,306)	15,050,000	15,050,000
TOTAL REPURCHASE AGREEMENTS (Cost $120,050,000)		120,050,000

MONEY MARKET FUNDS - 0.0% (a)	Shares	Value
First American Government Obligations Fund - Class X, 3.60% (b)	3,262	3,262
TOTAL MONEY MARKET FUNDS (Cost $3,262)		3,262

TOTAL INVESTMENTS - 100.0% (Cost $120,053,262)		120,053,262
Other Assets in Excess of Liabilities - 0.0% (a)		19,688
TOTAL NET ASSETS - 100.0%		$120,072,950

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	The rate shown represents the 7-day annualized yield as of February 28, 2026.

Summary of Fair Value Disclosure as of February 28, 2026 (Unaudited)

ClearShares Ultra-Short Maturity ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Repurchase Agreements	$–	$120,050,000	$–	$120,050,000
Money Market Funds	3,262	–	–	3,262
Total Investments	$3,262	$120,050,000	$–	$120,053,262

Refer to the Schedule of Investments for further disaggregation of investment categories.